UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 11, 2007

NEWMARKET CORPORATION

(Exact Name of Registrant as Specified in Charter)

Virginia	1-32190	20-0812170
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

330 South Fourth Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (804) 788-5000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01.	Other Events.

On April 11, 2007, NewMarket Corporation (the “Company”) issued a press release, attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing the commencement by the Company of an exchange offer for all of its outstanding 7 1/8% Senior Notes due 2016. The Company is offering to exchange up to $150,000,000 aggregate principal amount of its 7 1/8% Senior Notes due 2016 that have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for a like principal amount of its original unregistered 7 1/8% Senior Notes due 2016, which were offered only to qualified institutional buyers and non-U.S. persons, pursuant to Rule 144A and Regulation S, respectively, of the Securities Act.

This Current Report on Form 8-K shall not constitute an offer to exchange or a solicitation of acceptance of the offer to exchange. The exchange offer is made only pursuant to the Company’s prospectus, dated April 6, 2007, which has been filed with the Securities and Exchange Commission as part of the Company’s Registration Statement on Form S-4, and the related letter of transmittal.

Section 9 — Financial Statements and Exhibits

Item 9.01.	Financial Statement and Exhibits.

(c)	Exhibits.

99.1	Press Release issued by the Company on April 11, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2007

NEWMARKET CORPORATION

By:	/s/ David A. Fiorenza
David A. Fiorenza
Vice President & Treasurer

INDEX OF EXHIBITS

Exhibit Number	Description of Exhibit
99.1	Press Release issued by the Company on April 11, 2007.